EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alternate Energy Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report for the quarter ended September 30, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 14, 2006                 By: /s/ Blaine Froats
                                            ------------------------------------

                                        Name: Blaine Froats

                                        Title: Chief Executive Officer


Date: November 14, 2006                 By: /s/ Jack Wasserman
                                            ------------------------------------

                                        Name: Jack Wasserman

                                        Title: Treasurer and Principal
                                               Accounting Officer



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